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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 1, 2005


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective November 1, 2005, the Compensation Committee of the Board of Directors of Synovis Life Technologies, Inc. approved the fiscal 2006 base salary for each of the company's executive officers, including each of the company's "named executive officers" (as defined in Regulation S-K Item 402(a)(3)). Accordingly, during fiscal 2006 the named executive officers are scheduled to receive the following annual base salaries in their current positions:


                                                                                        Fiscal 2006
Name and Current Position                                                               Base Salary
-------------------------                                                               -----------
Karen Gilles Larson                                                                     $     375,000
(President and Chief Executive Officer)

Richard A. Kramp                                                                        $     225,000
(President and COO of Synovis Interventional Solutions, Inc.)

David A. Buche                                                                          $     187,000
(Vice President and COO of Synovis Surgical Innovations)

B. Nicholas Oray, Ph.D.                                                                 $     171,500
(Vice President of Research and Development)

Mary L. Frick                                                                           $     170,000
(Vice President of Regulatory Affairs, Clinical Affairs and Quality)





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: November 2, 2005             By:   /s/ Brett A. Reynolds
                                        -------------------------------
                                        Brett A. Reynolds
                                        Vice President of Finance and
                                        Chief Financial Officer